================================================================================


                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                              ------------------




                                   FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES ACT OF 1934


                              ------------------



DATE  OF  REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 2, 1997  COMMISSION FILE
                                NUMBER 0-26076





                        SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


                          -------------------------

       MARYLAND                                           52-1494660
(State of organization)                     (I.R.S. Employer Identification No.)

                          2000 WEST 41ST STREET,
                        BALTIMORE, MARYLAND 21211
          (Address of principal executive offices and zip code)
                              (410) 467-5005
                     (Registrant's telephone number)



================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
        EXHIBITS



     SINCLAIR BROADCAST GROUP, INC. (THE "COMPANY") IS FILING CERTAIN FINANCIAL INFORMATION ABOUT ITSELF RELATing to a $200 million private offering (the "Offering" or the "Debt Offering") of 9% Senior Subordinated Notes due 2007 (the "Notes").


                        USE OF PROCEEDS OF THE OFFERING


     Net proceeds of the Offering of approximately $195.5 million were used to reduce outstanding borrowings under the Bank Credit Agreement with the remainder retained for general corporate purposes. The Company repaid amounts outstanding of approximately $162.5 million and retained the remainder under its revolving credit facility under the Bank Credit Agreement (which amounts may be reborrowed) for general corporate purposes including acquisitions, or the repurchase of shares of Class A Common Stock. The interest rate on the revolving credit facility that will be repaid is variable and averaged 6.7% per year for the month ended July 31, 1997. Net proceeds of the offering of $200 aggregate liquidation value of High Yield Trust Offered Preferred Securities ("HYTOPS") by Sinclair Capital, a subsidiary trust of KDSM, Inc., an indirect wholly-owned subsidiary of the Company (the "Preferred Securities Offering") were approximately $194 million. The Company used approximately $135 million of the net proceeds of the Preferred Securities Offering to repay outstanding debt and utilized the remaining proceeds, approximately $59 million, for general corporate purposes including financing a portion of the acquisition of KUPN-TV.


            PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF SINCLAIR


     THE FOLLOWING PRO FORMA CONSOLIDATED FINANCIAL DATA INCLUDE THE UNAUDITED PRO FORMA CONSOLIDATED balance sheet as of June 30, 1997 (the "Pro Forma Consolidated Balance Sheet") and the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 (the "Pro Forma Consolidated Statements of Operations"). The unaudited Pro Forma Consolidated Balance Sheet is adjusted to give effect to the Offering as if it occurred on June 30, 1997 and assuming application of the proceeds of the Offering as set forth in "Use of Proceeds of the Offering" above. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 is adjusted to give effect to the 1996 Acquisitions, the Preferred Securities Offering and the Offering as if each occurred at the beginning of such period and assuming application of the proceeds of the Preferred Securities Offering and the Offering as set forth in "Use of Proceeds of the Offering." The unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1997 is adjusted to give effect to the Preferred Securities Offering and the Offering as if each occurred at the beginning of such period and assuming application of the proceeds of the Preferred Securities Offering and the Offering as set forth in "Use of Proceeds of the Offering." The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Data should be read in conjunction with the Company's Consolidated Financial Statements as of and for the year ended December 31, 1996 and related notes thereto, the Company's unaudited consolidated financial statements for the six months ended June 30, 1997 and related notes thereto, the historical financial data of Flint T.V., Inc., the historical financial data of Superior, the historical financial data of KSMO and WSTR, and the historical financial data of River City, all of which have been filed with the Commission as part of (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (as amended), together with the report of Arthur Andersen LLP, independent certified public accountants; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997; or (iii) the Company's Current Reports on Form 8-K and Form 8-K/A filed May 10, 1996, May 13, 1996, May 17, 1996, May 29, 1996, August 30, 1996 and September 5, 1996. The unaudited Pro Forma Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of the above events occurred on the dates specified or to project the Company's results of operations or financial position for or at any future period or date.The Pro Forma Consolidated Financial Data do not give effect to the acquisition of KUPN-TV, which was consummated on June 30, 1997. The Pro Forma Consolidated Financial Data reflect the repayment of $162.5 million which represents all amounts outstanding under the revolving credit facility as of June 30, 1997. As of July 31, 1997, $30 million was outstanding. Such additional amounts were incurred in part to finance the acquisition of KUPN-TV and in part as a result of the restructuring of the Bank Credit Facility.

                         SINCLAIR BROADCAST GROUP, INC.

           PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1997


                                                                                                              POST DEBT
                                                                          CONSOLIDATED     DEBT OFFERING      OFFERING
                                                                          HISTORICAL       ADJUSTMENTS(A)     ADJUSTMENTS
                                                                          --------------   ----------------   ------------
                                                                                       (DOLLARS IN THOUSANDS)
                                                                                            (UNAUDITED)
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents   ..........................................    $    2,740      $    33,000 (b)    $  35,740
 Accounts receivable, net of allowance for doubtful accounts  .........       102,093                           102,093
 Current portion of program contract costs  ...........................        34,768                            34,768
 Prepaid expenses and other current assets  ...........................         4,054                             4,054
 Deferred barter costs ................................................         4,267                             4,267
 Deferred tax asset ...................................................         8,188                             8,188
                                                                           ----------       ------------     ----------
   Total current assets   .............................................       156,110            33,000         189,110
PROGRAM CONTRACT COSTS, less current portion   ........................        30,778                            30,778
LOANS TO OFFICERS AND AFFILIATES   ....................................        11,241                            11,241
PROPERTY AND EQUIPMENT, net  ..........................................       156,681                           156,681
NON-COMPETE AND CONSULTING AGREEMENTS, net  ...........................         2,250                             2,250
OTHER ASSETS  .........................................................        71,970            4,500 (c)       76,470
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net   ........................     1,333,475                         1,333,475
                                                                           ----------      -------------      ----------
   Total Assets  ......................................................    $1,762,505      $     37,500       $1,800,005
                                                                           ==========      =============      ==========
     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable   ...................................................    $    5,310                         $   5,310
 Accrued liabilities   ................................................        39,023                            39,023
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing  ........................        65,500                            65,500
  Capital leases payable  .............................................            11                                11
  Notes and capital leases payable to affiliates  .....................         1,370                             1,370
  Program contracts payable  ..........................................        49,766                            49,766
 Deferred barter revenues .............................................         4,458                             4,458
                                                                           ----------      ------------      ----------
   Total current liabilities ..........................................       165,438                           165,438
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing  ........................     1,097,000      $    37,500 (d)    1,134,500
  Capital leases payable  .............................................            30                                30
  Notes and capital leases payable to affiliates  .....................        11,872                            11,872
  Program contracts payable  ..........................................        46,670                            46,670
  Other long-term liabilities   .......................................         4,960                             4,960
                                                                           ----------     --------------     ----------
   Total liabilities   ................................................     1,325,970            37,500       1,363,470
                                                                           ----------      -------------      ----------
MINORITY INTEREST IN CONSOLIDATED
 SUBSIDIARIES .........................................................         3,897                             3,897
                                                                           ----------                         ----------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEMABLE SECU-
 RITY OF SUBSIDIARY TRUST HOLDING SOLELY KDSM SE-
 NIOR DEBENTURES                                                              200,000                           200,000
                                                                           ----------                         ----------
STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value, 10,000,000 shares authorized and
   1,138,138 and 1,106,608 shares issued and outstanding, respectively.            11                                11
  Class A Common stock, $.01 par value, 100,000,000 shares authorized and 6,911,880 and 7,035,188 shares issued and outstanding, respec-
   tively                                                                          71                                71
  Class B Common stock, $.01 par value, 35,000,000 shares authorized
   and 27,850,581 and 27,656,581 shares issued and outstanding   ......           277                               277
  Additional paid-in capital ..........................................       234,812                           234,812
  Accumulated deficit  ................................................       (24,754)                          (24,754)
  Additional paid-in capital - equity put options .....................        23,117                            23,117
  Additional paid-in capital - deferred compensation ..................          (896)                             (896)
                                                                           ----------     -------------      ----------
   Total stockholders' equity   .......................................       232,638                           232,638
                                                                           ----------      ------------       ----------
   Total Liabilities and Stockholders' Equity  ........................    $1,762,505      $     37,500       $1,800,005
                                                                           ==========      =============      ==========


                          (Continued on following page)

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET


(a) To reflect the proceeds of the Offering, net of offering costs and the application of the net proceeds therefrom as set forth in "Use of Proceeds of the Offering."

(b) To record net proceeds of the Offering after giving effect to the repayment of the revolving credit facility under the Bank Credit Agreement as follows:


     Offering proceeds .......................................... $ 200,000
     Underwriting discounts, commissions and estimated expenses (4,500) Repayment of revolving credit facility under the Bank Credit
     Agreement   ................................................  (162,500)
                                                                  ----------
     Pro forma adjustment ....................................... $  33,000
                                                                  ==========


(c) To record underwriting discounts, commissions and estimated expenses of $4.5 million.


(d) To reflect the repayment of the  revolving  credit  facility  under the Bank
    Credit Agreement as set forth in "Use of Proceeds of the Offering," as follows:

     Indebtedness incurred   ....................................  $  200,000
     Repayment of revolving credit facility under the Bank Credit
     Agreement   ................................................    (162,500)
                                                                   ----------
     Pro forma adjustment .......................................  $   37,500
                                                                   ==========

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)



                                                                                      SUPERIOR
                                                      CONSOLIDATED      FLINT      COMMUNICATIONS
                                                       HISTORICAL    TV, INC.(A)   GROUP, INC.(B)    KSMO(C)    WSTR(D)
                                                      -------------- ------------- ---------------- ---------- -----------
                                                                                                         (UNAUDITED)
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions ..............................................  $  346,459       $1,012         $4,431       $ 7,694    $  7,488
 Revenues realized from station barter arrange-
 ments ..............................................      32,029           --             --         2,321       1,715
                                                       ----------       -------        ------       --------   ---------
  Total revenues ....................................     378,488        1,012          4,431        10,015       9,203
                                                       ----------       -------        ------       --------   ---------
OPERATING EXPENSES:
 Program and production   ...........................      66,652          101            539         1,550         961
 Selling, general and administrative  ...............      75,924          345          2,002         2,194       2,173
 Expenses realized from barter arrangements .........      25,189                                     2,276       1,715
 Amortization of program contract costs and net
 realizable value adjustments   .....................      47,797          125            736           601       1,011
 Amortization of deferred compensation   ............         739
 Depreciation and amortization of property and
 equipment    .......................................      11,711            4            373           374         284
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................      58,530           --            529            --          39
 Amortization of excess syndicated programming              3,043           --             --            --          --
                                                       ----------       -------        ------       --------   ---------
  Total operating expenses   ........................     289,585          575          4,179         6,995       6,183
                                                       ----------       -------        ------       --------   ---------
  Broadcast operating income (loss)   ...............      88,903          437            252         3,020       3,020
                                                       ----------       -------        ------       --------   ---------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .     (84,314)          --           (457)         (823)     (1,127)
 Interest income ....................................       3,136           --             --            --          15
 Subsidiary trust minority interest expense .........          --           --             --            --          --
 Other income (expense)   ...........................         342           19              4             7          --
                                                       ----------       -------        ------       --------   ---------
  Income (loss) before provision (benefit) for
  income taxes   ....................................       8,067          456           (201)        2,204       1,908
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................       6,936           --             --            --          --
                                                       ----------       -------        ------       --------   ---------
NET INCOME (LOSS)   .................................  $    1,131       $  456         $ (201)      $ 2,204    $  1,908
                                                       ==========       =======        ======       ========   =========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS ...................................  $    1,131
                                                       ==========
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................  $     0.03
                                                       ==========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING ........................................      37,381
                                                       ==========



                                                             RIVER CITY(E)                         1996             POST
                                                      ----------------------------             ACQUISITIONS         1996
                                                      RIVER CITY        WSYX       WYZZ(F)      ADJUSTMENTS     ACQUISITIONS
                                                      ------------ --------------- --------- ------------------ --------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions .............................................. $  86,869     $ (10,783)       $1,838                     $   445,008
 Revenues realized from station barter arrange-
 ments ..............................................        --            --            --                          36,065
                                                      ----------    ----------      -------                     -------------
  Total revenues ....................................    86,869       (10,783)        1,838                         481,073
                                                      ----------    ----------      -------                     -------------
OPERATING EXPENSES:
 Program and production   ...........................    10,001          (736)          214                          79,282
 Selling, general and administrative  ...............    39,786        (3,950)          702  $      (3,577)(g)      115,599
 Expenses realized from barter arrangements .........                                                                29,180
 Amortization of program contract costs and net
 realizable value adjustments   .....................     9,721          (458)          123             --           59,656
 Amortization of deferred compensation   ............                                                  194(h)           933
 Depreciation and amortization of property and
 equipment    .......................................     6,294        (1,174)            6           (943)(i)       16,929
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................    14,041        (3,599)            3          4,034 (j)       73,577
 Amortization of excess syndicated programming               --            --            --             --            3,043
                                                      ----------    ----------      -------  -------------      -------------
  Total operating expenses   ........................    79,843        (9,917)        1,048           (292)         378,199
                                                      ----------    ----------      -------  -------------      -------------
  Broadcast operating income (loss)   ...............     7,026          (866)          790            292          102,874
                                                      ----------    ----------      -------  -------------      -------------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .   (12,352)           --            --        (17,409)(k)     (116,482)
 Interest income ....................................       195            --            --         (1,636)(l)        1,710
 Subsidiary trust minority interest expense .........        --            --            --             --               --
 Other income (expense)   ...........................      (149)           (8)           --             --              215
                                                      ----------    ----------      -------  -------------      -------------
  Income (loss) before provision (benefit) for
  income taxes   ....................................    (5,280)         (874)          790        (18,753)         (11,683)
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................        --            --            --         (7,900)(m)         (964)
                                                      ----------    ----------      -------  -------------      -------------
NET INCOME (LOSS)   ................................. $  (5,280)    $    (874)       $  790  $     (10,853)     $   (10,719)
                                                      ==========    ==========      =======  =============      =============
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS ...................................                                                           $   (10,719)
                                                                                                                =============
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................                                                           $     (0.27)
                                                                                                                =============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING ........................................                                                                39,058 (n)
                                                                                                                =============



                                                      PREFERRED SECURITIES   POST PREFERRED SECURITIES          DEBT
                                                            OFFERING             OFFERING AND 1996            OFFERING
                                                           ADJUSTMENTS              ACQUISITIONS             ADJUSTMENTS
                                                      ---------------------- --------------------------- --------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions ..............................................                              $    445,008
 Revenues realized from station barter arrange-
 ments ..............................................                                    36,065
                                                                                   -------------
  Total revenues ....................................                                   481,073
                                                                                   -------------
OPERATING EXPENSES:
 Program and production   ...........................                                    79,282
 Selling, general and administrative  ...............                                   115,599
 Expenses realized from barter arrangements .........                                    29,180
 Amortization of program contract costs and net
 realizable value adjustments   .....................                                    59,656
 Amortization of deferred compensation   ............                                       933
 Depreciation and amortization of property and
 equipment    .......................................                                    16,929
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................   $         500 (o)                74,077          $          450 (r)
 Amortization of excess syndicated programming                     --                     3,043
                                                        -------------              -------------
  Total operating expenses   ........................             500                   378,699                     450
                                                        -------------              -------------         -------------
  Broadcast operating income (loss)   ...............            (500)                  102,374                    (450)
                                                        -------------              -------------         -------------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense            11,820 (p)              (104,662)                (18,000)(s)
 Interest income ....................................                                     1,710
 Subsidiary trust minority interest expense .........         (23,250)(q)               (23,250)
 Other income (expense)   ...........................              --                       215
                                                        -------------              -------------
  Income (loss) before provision (benefit) for
  income taxes   ....................................         (11,930)                  (23,613)                (18,450)
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................          (4,772)(m)                (5,736)                 (7,380)(m)
                                                        -------------              -------------         -------------
NET INCOME (LOSS)   .................................   $      (7,158)             $    (17,877)         $      (11,070)
                                                        =============              =============         =============
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS ...................................                              $    (17,877)
                                                                                   =============
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................                              $      (0.46)
                                                                                   =============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING ........................................                                    39,058 (n)
                                                                                   =============



                                                          POST DEBT AND
                                                      PREFERRED SECURITIES
                                                        OFFERINGS AND 1996
                                                           ACQUISITIONS
                                                      ---------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions .............................................      $   445,008
 Revenues realized from station barter arrange-
 ments .............................................           36,065
                                                          -----------
  Total revenues ....................................         481,073
                                                          -----------
OPERATING EXPENSES:
 Program and production   ...........................          79,282
 Selling, general and administrative  ...............         115,599
 Expenses realized from barter arrangements .........          29,180
 Amortization of program contract costs and net
 realizable value adjustments   .....................          59,656
 Amortization of deferred compensation   ............             933
 Depreciation and amortization of property and
 equipment    .......................................          16,929
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................          74,527
 Amortization of excess syndicated programming .....            3,043
                                                          -----------
  Total operating expenses   ........................         379,149
                                                          -----------
  Broadcast operating income (loss)   ...............         101,924
                                                          -----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .       (122,662)
 Interest income ....................................           1,710
 Subsidiary trust minority interest expense .........         (23,250)
 Other income (expense)   ...........................             215
                                                          -----------
  Income (loss) before provision (benefit) for
  income taxes   ....................................         (42,063)
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................         (13,116)
                                                          -----------
NET INCOME (LOSS)   .................................     $   (28,947)
                                                          ===========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS ...................................     $   (28,947)
                                                          ===========
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................     $     (0.74)
                                                          ===========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING ........................................          39,058
                                                          ===========


                          (Continued on following page)

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)





                                                                                 PREFERRED SECURITIES
                                                                  CONSOLIDATED         OFFERING
                                                                   HISTORICAL         ADJUSTMENTS
                                                                  -------------- ----------------------
REVENUES:
 Station broadcast revenues, net of agency commissions  .........  $  219,701
 Revenues realized from station barter arrangements  ............      19,870
                                                                   ----------
   Total revenues   .............................................     239,571
                                                                   ----------
OPERATING EXPENSES:
 Program and production   .......................................      46,760
 Selling, general and administrative  ...........................      51,634
 Expenses realized from station barter arrangements  ............      16,303
 Amortization of program contract costs and net realizable value
  adjustments ...................................................      30,918
 Amortization of deferred compensation   ........................         233
 Depreciation and amortization of property and equipment   ......       8,340
 Amortization of acquired intangible broadcasting assets, non-
  compete and consulting agreements and other assets ............      37,392       $         88 (t)
                                                                   ----------       ------------
   Total operating expenses  ....................................     191,580                 88
                                                                   ----------       ------------
   Broadcast operating income (loss)  ...........................      47,991                (88)
                                                                   ----------       ------------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense  ............     (51,993)            2,894 (u)
 Interest income ................................................       1,040
 Subsidiary trust minority interest expense .....................      (7,007)            (4,618)(v)
 Other income ...................................................          47                 --
                                                                   ----------       ------------
   Loss before provision (benefit) for income taxes  ............      (9,922)            (1,812)
BENEFIT FOR INCOME TAXES  .......................................      (4,100)              (725)(m)
                                                                   ----------       ------------
NET LOSS   ......................................................  $   (5,822)      $     (1,087)
                                                                   ==========       ============
NET LOSS AVAILABLE TO COMMON
 STOCKHOLDERS ...................................................  $   (5,822)
                                                                   ==========
NET LOSS PER COMMON AND COMMON EQUIVALENT
 SHARE  .........................................................  $    (0.17)
                                                                   ==========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                             34,746



                                                                  POST PREFERRED SECURITIES         DEBT
                                                                      OFFERING AND 1996           OFFERING
                                                                         ACQUISITIONS           ADJUSTMENTS
                                                                  --------------------------- -----------------
REVENUES:
 Station broadcast revenues, net of agency commissions  .........         $  219,701
 Revenues realized from station barter arrangements  ............             19,870
                                                                          ----------
   Total revenues   .............................................            239,571
                                                                          ----------
OPERATING EXPENSES:
 Program and production   .......................................             46,760
 Selling, general and administrative  ...........................             51,634
 Expenses realized from station barter arrangements  ............             16,303
 Amortization of program contract costs and net realizable value
  adjustments ...................................................             30,918
 Amortization of deferred compensation   ........................                233
 Depreciation and amortization of property and equipment   ......              8,340
 Amortization of acquired intangible broadcasting assets, non-
  compete and consulting agreements and other assets ............             37,480          $        225 (w)
                                                                          ----------          ------------
   Total operating expenses  ....................................            191,668                   225
                                                                          ----------          ------------
   Broadcast operating income (loss)  ...........................             47,903                  (225)
                                                                          ----------          ------------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense  ............            (49,099)               (9,000)(x)
 Interest income ................................................              1,040
 Subsidiary trust minority interest expense .....................            (11,625)
 Other income ...................................................                 47
                                                                          ----------
   Loss before provision (benefit) for income taxes  ............            (11,734)               (9,225)
BENEFIT FOR INCOME TAXES  .......................................             (4,825)               (3,690)(m)
                                                                          ----------          ------------
NET LOSS   ......................................................         $   (6,909)         $     (5,535)
                                                                          ==========          ============
NET LOSS AVAILABLE TO COMMON
 STOCKHOLDERS ...................................................         $   (6,909)
                                                                          ==========
NET LOSS PER COMMON AND COMMON EQUIVALENT
 SHARE  .........................................................         $    (0.20)
                                                                          ==========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                    34,746



                                                                     POST DEBT AND
                                                                  PREFERRED SECURITIES
                                                                   OFFERINGS AND 1996
                                                                      ACQUISITIONS
                                                                  ---------------------
REVENUES:
 Station broadcast revenues, net of agency commissions  .........      $  219,701
 Revenues realized from station barter arrangements  ............          19,870
                                                                       ----------
   Total revenues   .............................................         239,571
                                                                       ----------
OPERATING EXPENSES:
 Program and production   .......................................          46,760
 Selling, general and administrative  ...........................          51,634
 Expenses realized from station barter arrangements  ............          16,303
 Amortization of program contract costs and net realizable value
  adjustments ...................................................          30,918
 Amortization of deferred compensation   ........................             233
 Depreciation and amortization of property and equipment   ......           8,340
 Amortization of acquired intangible broadcasting assets, non-
  compete and consulting agreements and other assets ............          37,705
                                                                       ----------
   Total operating expenses  ....................................         191,893
                                                                       ----------
   Broadcast operating income (loss)  ...........................          47,678
                                                                       ----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense  ............         (58,099)
 Interest income ................................................           1,040
 Subsidiary trust minority interest expense .....................         (11,625)
 Other income ...................................................              47
                                                                       ----------
   Loss before provision (benefit) for income taxes  ............         (20,959)
BENEFIT FOR INCOME TAXES  .......................................          (8,515)
                                                                       ----------
NET LOSS   ......................................................      $  (12,444)
                                                                       ==========
NET LOSS AVAILABLE TO COMMON
 STOCKHOLDERS ...................................................      $  (12,444)
                                                                       ==========
NET LOSS PER COMMON AND COMMON EQUIVALENT
 SHARE  .........................................................      $    (0.36)
                                                                       ==========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 34,746


                          (Continued on following page)

                         SINCLAIR BROADCAST GROUP, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN THOUSANDS)


(a) The Flint T.V., Inc. ("Flint-TV") column reflects the results of operations for WSMH for the period from January 1, 1996 to February 28, 1996, the date the Flint Acquisition was consummated.


(b) The Superior Communications Group, Inc. column reflects the results of operations for Superior for the period from January 1, 1996 to May 7, 1996, the date the Superior Acquisition was consummated.


(c) The KSMO column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the transaction was consummated in July 1996.


(d) The WSTR column reflects the results of operations for the period from January 1, 1996 to July 31, 1996 as the transaction was consummated in August 1996.


(e) The River City column reflects the results of operations for River City (including KRRT, Inc.) for the period from January 1, 1996 to May 31, 1996, the date the River City Acquisition was consummated. The WSYX column removes the results of WSYX from the results of River City for the period.


(f) The WYZZ column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the purchase transaction was consummated in July 1996.


(g) To adjust River City operating expenses for non-recurring LMA payments made to KRRT, Inc. for KRRT, Inc. debt service and to adjust River City and Superior Communications operating expenses for employment contracts and other corporate overhead expenses not assumed at the time of the 1996 Acquisitions.


(h) To record compensation expense related to options granted under the Long-Term Incentive Plan:

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                               1996
                                                          -------------
Compensation expense related to the Long-Term Incentive
Plan on a pro forma basis  ..............................    $  933
Less: Compensation expense recorded by the Company re-
lated to the Long-Term Incentive Plan                          (739)
                                                             ------
                                                             $  194
                                                             ======
----------
(i) To record depreciation expense related to acquired tangible assets and eliminate depreciation expense recorded by Flint-TV, Superior, KSMO, WSTR, River City(e) and WYZZ from the period of January 1, 1996 through date of acquisition. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years, calculated as follows:

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 1996
                                                           ---------------------------------
                                                           FLINT-TV   SUPERIOR      KSMO
                                                           ---------- ---------- -----------
   Depreciation expense on acquired tangible assets    ...  $ 32       $  315     $   240
   Less: Depreciation expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City(e) and WYZZ                (4)      (373)       (374)
                                                            -----      ------     -------
   Pro forma adjustment  .................................  $ 28       $  (58)    $  (134)
                                                            =====      ======     =======

                                                             WSTR    RIVER CITY      WYZZ       TOTAL
                                                           --------- ------------ ----------- -----------
   Depreciation expense on acquired tangible assets    ... $  507     $   3,965    $ 159      $  5,218
   Less: Depreciation expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City(e) and WYZZ             (284)       (5,120)        (6)     (6,161)
                                                           -------    ---------    ------     ---------
   Pro forma adjustment  ................................. $  223     $  (1,155)   $ 153      $   (943)
                                                           =======    =========    ======     =========

----------
(j)         To record amortization expense related to acquired intangible assets and deferred financing costs and eliminate amortization expense recorded by Flint-TV, Superior, KSMO, WSTR, River City(e) and WYZZ from the period of January 1, 1996 through date of acquisition. Intangible assets are to be amortized over lives ranging from 1 to 40 years, calculated as follows:

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 1996
                                                             -----------------------------
                                                             FLINT-TV   SUPERIOR    KSMO
                                                             ---------- ---------- -------
   Amortization expense on acquired intangible assets    ...   $ 167     $   827     $ 180
   Deferred financing costs   ..............................
   Less: Amortization expense recorded by Flint-TV, Su-
    perior, KSMO, WSTR, River City(e) and WYZZ   .                --        (529)       --
                                                               ------    -------    ------
   Pro forma adjustment    .................................   $ 167     $   298     $ 180
                                                               ======    =======    ======

                                                              WSTR   RIVER CITY     WYZZ        TOTAL
                                                             ------- ------------ ---------- ------------
   Amortization expense on acquired intangible assets    ... $ 285   $  12,060     $ 99      $  13,618
   Deferred financing costs   ..............................             1,429                   1,429
   Less: Amortization expense recorded by Flint-TV, Su-
    perior, KSMO, WSTR, River City(e) and WYZZ   .            (39)     (10,442)        (3)     (11,013)
                                                             -----   ----------    -----     ----------
   Pro forma adjustment    ................................. $ 246   $   3,047     $ 96      $   4,034
                                                             =====   ==========    =====     ==========

(k) To record interest expense for the year ended December 31, 1996 on acquisition financing relating to Superior of $59,850 (under the Bank Credit Agreement at 8.0% for four months), KSMO and WSTR of $10,425 and $7,881, respectively (both under the Bank Credit Agreement at 8.0% for six months), River City (including KRRT) of $868,300 (under the Bank Credit Agreement at 8.0% for five months) and of $851 for hedging agreements related to the River City financing and WYZZ of $20,194 (under the Bank Credit Agreement at 8.0% for six months) and eliminate interest expense recorded. No interest expense has been recorded for Flint-TV as it has been assumed that the proceeds from the 1995 Notes were used to purchase Flint-TV.

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 1996
                                                       -------------------------------------------------------------------------
                                                        SUPERIOR     KSMO       WSTR     RIVER CITY      WYZZ         TOTAL
                                                       ----------- --------- ----------- ------------ ----------- --------------
   Interest expense adjustment as noted above   ...... $ (1,596)    $  (417)  $  (315)    $ (29,032)   $  (808)    $  (32,168)
   Less: Interest expense recorded by, Superior, KSMO,
    WSTR, River City (e) and WYZZ   ..................      457         823     1,127        12,352         --         14,759
                                                       ---------    -------   -------     ---------    -------     ----------
   Pro forma adjustment    ........................... $ (1,139)    $   406   $   812     $ (16,680)   $  (808)    $  (17,409)
                                                       =========    =======   =======     =========    =======     ==========

(l) To eliminate interest income for the year ended December 31, 1996 on public debt proceeds relating to Flint-TV, KSMO and WSTR and WYZZ of $34,400 (with a commercial bank at 5.7% for two months), $10,425 and $7,881 (both with a commercial bank at 5.7% for six months) and $20,194 (with a commercial bank at 5.7% for six months), respectively due to assumed utilization of excess cash for those acquisitions.

                                                                                  YEAR ENDED
                                                                               DECEMBER 31, 1996
                                                      -------------------------------------------------------------------
                                                      FLINT-TV     KSMO      WSTR    RIVER CITY     WYZZ       TOTAL
                                                      ---------- --------- --------- ------------ --------- -------------
   Interest income adjustment as noted above   ......  $  (327)  $ (297)   $ (226)     $    --    $ (576)    $  (1,426)
   Less: Interest income recorded by Flint-TV, KSMO,
    WSTR, River City(e) and WYZZ   ..................       --       --       (15)        (195)       --          (210)
                                                       -------   -------   -------     -------    -------    ---------
   Pro forma adjustment   ...........................  $  (327)  $ (297)   $ (241)     $  (195)   $ (576)    $  (1,636)
                                                       =======   =======   =======     =======    =======    =========

(m) To record tax provision (benefit) for the 1996 Acquisitions, the Preferred Securities Offering and the Debt Offering adjustments at the applicable statutory tax rates.

(n) Weighted average shares outstanding on a pro forma basis assumes that the 1,150,000 shares of Series B Convertible Preferred Stock were converted to 4,181,818 shares of $.01 par value Class A Common Stock and the Incentive Stock Options and Long-Term Incentive Plan Options were outstanding as of the beginning of the period.

(o) To record amortization expense on other assets for one year ($6 million over 12 years).

(p) To record the net interest expense reduction for 1996 related to application of the Preferred Securities Offering proceeds to the outstanding balance under the revolving credit facility offset by an increase in commitment fees for the available but unused portion of the revolving credit facility for the year ended December 31, 1996.

     Interest on adjusted borrowing on term loans  ....................................    $ 12,600
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at 1/2 of 1% for 12 months .............................................      (1,250)
     Commitment fee on available borrowings recorded by the Company  ..................         470
                                                                                           --------
     Pro forma adjustment  ............................................................    $ 11,820
                                                                                           ========

(q) To record subsidiary trust minority interest expense for the year ended December 31, 1996 ($200 million aggregate Liquidation Value of Preferred Securities at a distribution rate of 11.625%).

(r) To record amortization expense on other assets for one year ($4.5 million over 10 years).

(s) To record interest expense on the Notes for one year ($200 million at 9%)

(t) To record amortization expense on other assets for six months ($6 million over 12 years).






     Amortization expense on other assets  ...............    $  250
     Amortization expense recorded by the Company   ......      (162)
                                                              ------
     Pro forma adjustment   ..............................    $   88
                                                              ======

(u) To record the net interest expense reduction for 1997 related to application of the Preferred Securities Offering proceeds to the outstanding balance under the revolving credit facility offset by an increase in commitment fees for the available but unused portion of the revolving credit facility for the quarter ended June 30, 1997.


     Interest on adjusted borrowing on term loans  ....................................    $3,235
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at 1/2 of 1% for six months   ..........................................      (625)
     Commitment fee on available borrowings recorded by the Company  ..................       284
                                                                                           ------
     Pro forma adjustment  ............................................................    $2,894
                                                                                           ======

(v) To record subsidiary trust minority interest expense for the quarter ended June 30, 1997 ($200 million aggregate Liquidation Value of Preferred Securities at a distribution rate of 11.625%).


     Subsidiary trust minority interest expense for six months   ........................    $ (11,625)
     Subsidiary trust minority interest expense made by the Company during the quarter           7,007
                                                                                             ---------
     Pro forma adjustment ...............................................................    $  (4,618)
                                                                                             =========

(w) To record amortization expense on other assets for six months ($4.5 million over 10 years).

(x) To record interest expense on the Notes for six months ($200 million at 9%).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SINCLAIR BROADCAST GROUP, INC.


                                        BY: /s/ DAVID B. AMY
                                           ------------------------------------



                                           David B. Amy
                                           Chief Financial Officer/
                                           Principal Accounting Officer



Dated: August 13, 1997